UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021 (February 8, 2021)

Assisted 4 Living, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant’s telephone number, including area code)

2382 Bartek Place, North Port, Florida 34289

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Board Member

The Board of Directors of Assisted 4 Living, Inc. (the "Company") has created a new directorship and appointed Denise M. Penz to the Board of Directors of the Company (the "Board"), effective February 8, 2021. Ms. Penz will serve on the Board until her successor shall be duly elected and qualified, or until her earlier resignation or removal in accordance with the Company's Bylaws.

Denise M. Penz, age 52, has 25 years of banking and finance experience.  Since January 2020 she has been the President and Chief Executive Officer of The Preferred Legacy Trust Company, a company she started in partnership with Carr, Riggs, & Ingram, LLC.  From 2017 to January 2019, she was on the management team of Home Savings Bank and manager of its wealth division. Home Savings Bank acquired Premier Bank & Trust in 2017, where she was the Chief Operating Officer since 2010.  As COO, she managed the retail, mortgage, wealth and operations divisions of the bank. In 2008  she was co-founding principal of a private equity group that acquired a controlling interest in Ohio Legacy Corp (NASDQ OLCB) and Ohio Legacy Bank. She served on the board of OLCB until it acquired Premier Bank & Trust in 2010.  Denise has BS degrees in Accounting and Management and a MBA in Finance.  She sits on the corporate boards of Preferred Legacy Trust Company and Segmint, Inc., as well as, non- profits: YWCA, and A Special Wish.  Prior to beginning her banking career, Denise served with distinction in the United States Navy.

Neither Ms. Penz, nor any member of her immediate family, has, to the knowledge of the Company, had a material interest, direct or indirect, since the beginning of the Company's last fiscal year, in any transaction or proposed transaction which may materially affect the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASSISTED 4 LIVING, INC.

Date: February 8, 2021	By:	/s/ Roger Tichenor
Roger Tichenor, CFO

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